                                                                   EXHIBIT 10.1


                  AMENDMENT AGREEMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 2 TO CREDIT AGREEMENT ("Amendment Agreement") is made and entered into this 16th day of March, 2001, by and among CPT OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Borrower"), CORRECTIONAL PROPERTIES TRUST, a Maryland real estate investment trust ("CPV"), BANK OF AMERICA, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000 (the "Agreement") and the Lenders party to this Amendment Agreement.

                                  WITNESSETH:

         WHEREAS, the Borrower, CPV, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower in the principal amount of $100,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the undersigned Lenders have agreed to increase their Revolving Credit Commitments under the Agreement to provide to Borrower additional Revolving Loans of up to $10,000,000, thereby increasing the Total Revolving Credit Commitment to $110,000,000, as indicated in Exhibit A, and the parties hereto desire to amend the Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Borrower, CPV, the Agent and the undersigned Lenders do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

          2. Amendments. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting Exhibit A and inserting in lieu thereof Exhibit A attached hereto, and each of the undersigned Lenders agrees by the execution of this Amendment Agreement that it shall be a party to the Agreement and shall provide to the Borrower its Revolving Credit Commitment as hereby increased.

          3. Representations and Warranties. The Borrower and CPV hereby certify that:

                  (a) The representations and warranties made by Borrower and CPV in Article VIII of the Agreement are true on and as of the date hereof except that the financial statements referred to in
         Section 8.6(a) shall be those most recently furnished to each Lender pursuant to Section 9.1(a) and (b) and the words, "permitted by
         Section 8.5" in Section 8.6(c) are amended to read "permitted by
         Section 10.5.";

                  (b) There has been no material change in the condition, financial or otherwise, of CPV, and its Subsidiaries since the date of the most recent financial reports of CPV received by each Lender under
         Section 9.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of CPV and its Subsidiaries are not, and since the date of the most recent financial report of CPV and its Subsidiaries received by each Lender under
         Section 9.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         4. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower and CPV shall deliver, or cause to be delivered to the Agent, the following:

                  (a)      seven (7) executed counterparts of this Amendment
         Agreement;

                  (b) a fully executed Note payable to each of the undersigned Lenders in the amount of such Lender's Revolving Credit Commitment; and

                  (c) an additional commitment fee of $75,000, to be distributed to each Lender party to this Amendment Agreement in an amount equal to the product of $75,000 times a fraction, the numerator of which is the amount of the increase in such Lender's Revolving Credit Commitment effected by this Amendment Agreement and the denominator of which is $10,000,000, which shall be in addition to all other fees and amounts due under the Agreement.

         5. Appointment of Lead Arranger and Book Manager. Subject to the terms and conditions hereof, Bank of America, N.A. is hereby appointed lead arranger and book manager with respect to the $10,000,000 Increase Amount effected hereby.


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         6.       Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of CPV and the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of CPV and the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


                      [This Space Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.



                                    CPT OPERATING PARTNERSHIP L.P.

WITNESS:                            By: Correctional Properties Trust,
                                        General Partner

 /s/: Donna M. Kirk                     By:    /s/
-----------------------------              ------------------------------------
                                           Name: Charles R. Jones
 /s/: Emily A. Sample                      Title: President and CEO
-----------------------------



                                    CORRECTIONAL PROPERTIES TRUST

WITNESS:

 /s/: Donna M. Kirk                     By:    /s/
-----------------------------              ------------------------------------
                                           Name:  Charles R. Jones
 /s/: Emily A. Sample                      Title:  President and CEO
-----------------------------


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                                    BANK OF AMERICA, N.A.
                                    as Agent and as Lender


                                    By:               /s/
                                       -------------------------------------
                                    Name:  John E. Williams
                                    Title: Managing Director


                                    THE BANK OF NOVA SCOTIA


                                    By:               /s/
                                       -------------------------------------
                                    Name: Bruce G. Ferguson
                                    Title: Managing Director


                                    FIRST UNION NATIONAL BANK


                                    By:               /s/
                                       -------------------------------------
                                    Name: David L. Driggers
                                    Title: Sr. Vice President


                                    SUNTRUST BANK, SOUTH FLORIDA, N.A.


                                    By:               /s/
                                       -------------------------------------
                                    Name: William H. Crawford
                                    Title: Vice President

                                    EXHIBIT A

                        Applicable Commitment Percentages



                                                                                                   Applicable
                                                                        Revolving Credit           Commitment
Lender                                                                     Commitment              Percentage
------                                                               ---------------------     ------------------

Bank of America, N.A.                                                  $       18,000,000              16.36364%

The Bank of Nova Scotia                                                        15,000,000              13.63636%

First Union National Bank                                                      14,500,000              13.18182%

SunTrust Bank, South Florida, N.A.                                             12,500,000              11.36364%

PNC Bank, Inc.                                                                 10,000,000               9.09091%

SouthTrust Bank, National Association                                          10,000,000               9.09091%

Bank Atlantic                                                                  10,000,000               9.09091%

Bank One, Oklahoma, N.A.                                                       10,000,000               9.09091%

Bank Austria Creditanstalt Corporate Finance, Inc.                             10,000,000               9.09091%
                                                                       ------------------           -----------
                                                                       $      110,000,000             100%